Supplement to the
Fidelity® Strategic Advisers® Core Fund
December 20, 2009
Prospectus

Effective on April 16, 2010, Fidelity Strategic Advisers Core Fund will be renamed Strategic Advisers Core Fund.

The following information replaces existing information found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page 6.

The fund may invest in a combination of underlying funds composed of Fidelity equity funds and non-affiliated equity funds that participate in Fidelity's FundsNetwork and non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. The non-affiliated underlying funds pay Fidelity service fees that typically are at an annual rate of up to 0.40% of a fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

SAI-COR-10-02 April 28, 2010 1.910403.101